U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT APRIL 21, 2004
(Date of earliest event reported)

CNB FLORIDA BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA
(State or other jurisdiction of incorporation)

0-25988 (Commission File Number)	59-2958616 (IRS Employer Identification No.)

9715 Gate Parkway North Jacksonville, Florida (Address of principal executive offices)	32246 (Zip Code)

Registrant’s telephone number, including area code: (904) 997-8484

Item 7.	Financial Statements , Pro Forma Financial Information and Exhibits.
(c)	Exhibits

Exhibit No.	Description
99	Press Release dated April 21, 2004 for CNB Florida Bancshares, Inc. 2004 First Quarter Results

Item 12.	Results of Operations and Financial Condition.

On April 21, 2004 CNB Florida Bancshares, Inc. (the “Company”) announced 2004 first quarter financial results. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FLORIDA BANCSHARES, INC.
(Registrant)

Date:	April 21, 2004	By:	/s/ Roy D. Jones

(Signature)

Roy D. Jones
Senior Vice President and Chief Financial Officer